INCOME TAXES	6 Months Ended
Jun. 30, 2021
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
The partnership is a flow-through entity for tax purposes and as such is not subject to Bermudian taxation. However, income taxes are recognized for the amount of taxes payable by the primary holding subsidiaries of the partnership (“Holding Entities”), any direct or indirect corporate subsidiaries of the Holding Entities and for the impact of deferred tax assets and liabilities related to such entities.

The components of income tax expense include the following:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2021	2020	2021	2020
Current income tax	$18	$10	$44	$35
Deferred income tax	69	(58)	148	78
Income tax expense (benefit)	$87	$(48)	$192	$113

The partnership’s income tax expense increased for the three and six months ended June 30, 2021 as compared to the same period in the prior year primarily due to an increase in book income and an increase in tax rates due to legislative changes. These increases were partially offset by a restructuring of certain subsidiaries occurring in the first quarter of 2021.